Exhibit 10.23

CONFIDENTIAL

[CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONSOF THIS

DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED

WITH THE COMMISSION]

AMENDED AND RESTATED SUPPLY AGREEMENT

This Agreement is made as of April 14th, 2005 (the “Effective Date”) between Solon AG für Solartechnik (hereinafter “Solon”) and SunPower Corporation and its affiliates including SunPower Technology Limited (hereinafter “SunPower” ) and revised as of November 10, 2005.

Recitals

Whereas, SunPower desires to supply solar cells to Solon for its general use during calendar years 2006 through 2010;

Whereas, in exchange for SunPower’s supply of the solar sells, Solon desires to provide SunPower with customer advances in the aggregate amount of €30 million (the “Advances”), which SunPower will use to fund facilities and equipment to manufacture the solar cells;

Whereas, SunPower is willing to supply the solar cells to Solon and Solon is willing to provide the Advances to SunPower upon the terms and conditions provided herein; and

Whereas, the parties have previously entered into a Supply Agreement dated as of April 14, 2005 and now desire to amend such Supply Agreement in order to delete notes of a meeting which occurred prior to the Effective Date and contained no provisions relating to the agreement among the parties.

NOW, THEREFORE, in furtherance of the foregoing Recitals and in consideration of the mutual covenants and obligations set forth in this Agreement, the Parties hereby agree as follows:

1 - Definitions

The following terms used in this Agreement shall have the meanings set forth below:

1.1 “Agreement” shall mean this Supply Agreement and all appendices annexed to this Agreement as the same may be amended from time to time in accordance with the provisions hereof.

1.2 “Competitor” shall mean any manufacturer of crystal or silicon solar cells with annual revenue of US$*** million or more in either of the two (2) previous calendar years.

1.3 “Equipment” shall mean the solar cell manufacturing equipment listed on Appendix 1, which will be purchased by SunPower using funds from the Advances and installed in SunPower’s manufacturing facility in The Philippines.

1.4	“Facilities” shall mean the facilities required for the installation and operation of the Equipment.

1.5	“Minimum Monthly Quantity of Product” shall mean *** MWp per month.

SunPower SOLON Supply Agreement	April 14th 2005	page 1 of 9

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1.6 “Product” shall mean the A-300 solar cells manufactured by SunPower and sold to Solon pursuant to this Agreement.

1.7 “Term” shall mean the period during which this Agreement is in effect, as more specifically set forth in Section 6 of this Agreement.

2 - Ordering

2.1 On the first working day of each calendar month, Solon shall issue a purchase order (“Order”) to SunPower covering the next six (6) months of requirements for Product in which the first three (3) months are binding and the following three (3) months may be modified by no more than twenty-five percent (25%) (“rolling forecast”). SunPower shall acknowledge each Order and confirm the scheduled delivery date within three (3) business days from the date of receipt of the Order. Notwithstanding the foregoing, Solon shall be obligated to Order the Minimum Monthly Quantity of Product each month during the Term of this Agreement.

3 - Reserved Capacity and Supply Obligations

3.1 For calendar years 2006 through 2010, SunPower agrees to reserve for the benefit of Solon (the “Reserved Capacity”) a manufacturing capacity of at least ***MWp per year with the understanding that if the installed Equipment is capable of producing more than this quantity, Solon will have first priority on this additional capacity so long as Solon provides proper notice of its intention to purchase all or part of this additional capacity through the Orders described in Section 2.1.

3.2 The Reserved Capacity is subject to SunPower receiving the Advances to fund the Facilities and the Equipment in its manufacturing facility located in The Philippines.

3.3 The Parties agree that if at the end of the year 2010 Solon has not Ordered or SunPower has not delivered at least ***MWp of Product, then this Agreement will be automatically extended until the earlier of December 31, 2011 or such time as Solon takes delivery of ***MWp of Product in the aggregate if there is an absence of material breach by SunPower during the Agreement’s duration.

3.4 Notwithstanding the foregoing, if, at any given time, Solon is not fully utilizing the production capacity of the Equipment, SunPower will be free to use the excess capacity of the Equipment to serve other customers, subject to maintaining priority on the Reserved Capacity.

3.5 Subject to Solon Ordering the Minimum Monthly Quantity of Product each month during the term of this Agreement, SunPower shall deliver pursuant to this Agreement at least *** MWp of Product during every three month Order period (the “Minimum Supply Amount”); provided however, that if SunPower fails to deliver the Minimum Supply Amount, then SunPower may deliver any deficiency during the following three months (in addition to the Minimum Supply Amount for such following three month period) without breaching this section.

4 - Price, Rebate and Delivery

4.1 SunPower agrees to supply the Product to Solon at a price of €***/Wp during calendar year 2006. For each calendar year following 2006 up to and including 2010, SunPower shall reduce the price of the Product by *** and *** percent (***%) from the previous year’s price. If, however, Solon purchases less than *** MWp of Product in any calendar year (where *** MWp less the procured amount is the “Carry-Over Amount”), then the price reduction for the

SunPower SOLON Supply Agreement	April 14th 2005	page 2 of 9

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following year shall be deferred until Solon purchases the Carry-Over Amount. In calculating whether such *** MWp test has been fulfilled in any year, any purchases in that year to cover a prior year’s Carry-Over Amount shall not be counted.

4.2 The Parties agree that, starting in 20***, if silicon prices increase or decrease beyond a band of plus or minus *** percent (+/-***%), there will be a sharing of such increase or decrease beyond that band. For purposes of determining this “adjustment”, the Parties have assumed that the price (the “Assumed Price”) of silicon per kilogram will be as follows:

•	20***: €***

•	20***: €***

•	20***: €***

If, during any calendar quarter in the years shown above, the actual price of silicon is greater than *** percent (***%) of the Assumed Price for such year or less than *** percent (***%) of such Assumed Price, then the amount of adjustment will be applied to the price for the Product or shared by some other mechanism to be determined by the Parties so that the Parties share equally the difference beyond such +/-***% variance.

4.3 In consideration of the Advances provided by Solon to SunPower, SunPower will provide Solon a rebate equal to €***/Wp (the “Rebate”). By the fifteenth day of each calendar month, SunPower will provide Solon with a check in the amount of the total Rebates for deliveries of Product that Solon received in the prior month. In no event shall the total of all Rebates under this Agreement exceed the amounts received by SunPower from the Advances.

4.4 The prices for the Products do not include any excise, sales, use, import, export or other taxes, which taxes will be invoiced to and paid by Solon, provided that Solon is legally or contractually obliged to pay such taxes. SunPower and Solon will work together to eliminate the possibility of taxes, but if there are any assessed, SunPower shall promptly remit to Solon in full any such taxes paid by Solon which are refunded to SunPower in whole or in part. In any event SunPower understands and agrees that the Products will be purchased for resale. Solon shall be responsible for all transportation charges, duties or charges for shipping and handling; thus, the price for the Products shall not include any such charges.

4.5 SunPower shall not be responsible for loading the Products on any vehicle provided by Solon or for clearing the Products for export, unless otherwise agreed. Solon shall bear all costs and risks involved in loading and transporting the Products from SunPower’s premises to Solon’s desired destination. Title to the Products shall transfer ex works SunPower’s factory.

4.6 SunPower shall invoice Solon at or after the time of each shipment of Products to Solon. Taxes, customs and duties, if any, will be identified as separate items on SunPower invoices. All invoices shall be sent to Solon’s location indicated in the Order. Payment terms for all invoiced amounts shall be thirty (30) days from date of shipment. All payments shall be made in Euros. Unless specifically agreed to in writing by Solon, no advance payments shall be made or C.O.D. shipments accepted.

SunPower SOLON Supply Agreement	April 14th 2005	page 3 of 9

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5 - Advances

5.1 Provided that SunPower is not in material breach under this Agreement, Solon shall make Advances to SunPower in the aggregate amount of €30 million to be disbursed to SunPower as set forth on Appendix 2.

5.2 SunPower’s repayment of principal on the Advances shall be amortized over Product deliveries at the rate described in Section 4.3. SunPower may repay all or any portion of the unpaid principal and interest on the Advances at any time without penalty.

5.3 Commencing on January 1, 2006, SunPower shall pay simple interest on any remaining unpaid balance of the Advances at an annual interest rate of *** and *** percent (***%), which interest shall be paid on a per-unit-of-Product-delivered basis (Wp) assuming that SunPower delivers ***MWp of Product per year, and, provided further, that interest shall only be paid on the first ***MWp of Product deliveries per year. The amount of interest per unit to be paid will be determined at the beginning of each calendar year by calculating the interest on the projected average unpaid principal amount of Advances for such year and dividing such amount by ***MWp. By the fifteenth day of each calendar month, SunPower will provide Solon with a check in the amount of the interest accrued in the prior month.

6 - Term and Termination

6.1 Subject to Section 3.3, the term of this Agreement shall begin on the Effective Date and provided that the first delivery of the Product under this Agreement shall occur in 2006, and unless previously terminated as herein after set forth, shall remain in force for the years 2006 through 2010 or as extended pursuant to section 3.3.

6.2 Each Party may, at its discretion, upon written notice to the other Party, and in addition to its rights and remedies provided under this Agreement and at law or in equity, terminate this Agreement in the event of any of the following:

(a) Upon a breach of the other Party of any material provision in this Agreement, and failure of the other Party to cure such material default within sixty (60) days after written notice thereof;

(b) Upon the voluntary or involuntary initiation of bankruptcy or insolvency proceedings against the other Party; provided, that for an involuntary bankruptcy or insolvency proceeding, the party subject to the proceeding shall have sixty (60) working days within which to dissolve the proceeding or demonstrate to the terminating Party’s satisfaction the lack of grounds for the initiation of such proceeding; or

(c)	In accordance with the provisions of Section 9 below.

6.3 SunPower may, at its discretion, upon written notice to Solon, and in addition to its rights and remedies provided under this Agreement and at law or in equity, terminate this Agreement in the event that a Competitor of SunPower acquires fifty percent (50%) or more of the equity interests of Solon or if Solon acquires fifty percent (50%) or more of the equity interests of a SunPower Competitor.

SunPower SOLON Supply Agreement	April 14th 2005	page 4 of 9

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6.4 If any of the events in Sections 6.2 and 6.3 occurs with a party, the defaulting party shall give notice of such event to the other party as soon as practicable, and in any event within three (3) business days of such occurrence.

6.5 Upon the expiration or termination of this Agreement howsoever arising and subject always to the provisions of Section 6.6 below, the following Sections shall survive such expiration or termination: Sections 1 (Definitions); Section 4.5 (Delivery); Sections 6.5, 6.6 and 6.7 (Term, Termination and Advance Payment); Section 7 (Limited Power Warranty); Section 8 (Limitation of Liability); and Section 10 (General Provisions).

6.6 Upon expiration or termination of this Agreement for any reason, all outstanding Orders placed prior to such expiration or termination shall be completed by SunPower and for this purpose and to that extent, the provisions of this Agreement shall continue in full force and effect. The foregoing shall not apply for the Order(s) that is (are) terminated at the same time as the Agreement.

6.7 If Solon terminates this Agreement pursuant to Section 6.2(a), then SunPower shall repay to Solon any remaining unpaid principal and accrued and unpaid interest on the Advances as if Solon continued to take delivery of ***MWp of Product per year; provided however that if Solon is in material breach of this Agreement at the time it terminates this Agreement, then SunPower shall not be required to repay any remaining unpaid principal and accrued and unpaid interest on the Advances. If this Agreement is terminated for any other reason, then SunPower shall not be required to repay any remaining unpaid principal and accrued and unpaid interest on the Advances. Notwithstanding the foregoing, if Solon terminates this Agreement pursuant to Section 6.2(a) because SunPower intentionally and substantially favors another customer over Solon in terms of allocating Product deliveries (up to the Reserved Capacity), then ***% of all unpaid principal and accrued and unpaid interest on the Advances shall be immediately due and payable.

7 - Limited Power Warranty

If, on or before December 31, 2009, modules made by Solon using the Product exhibit an average power degradation vs. initial measured power of ***% or greater than the average degradation vs. initial power measured on modules made by Solon using similar module materials and manufacturing processes and utilized in similar applications (e.g., trackers) but utilizing solar cells from other manufacturers ***, then the Limited Power Warranty set forth in Appendix 4 shall apply to the Product; provided however that this limited warranty shall apply only to power degradation that is determined by SunPower (in its reasonable discretion) to be due to defects in design. If the condition set forth in the prior sentence is not satisfied, then the Limited Power Warranty shall not apply to any Product.

SunPower SOLON Supply Agreement	April 14th 2005	page 5 of 9

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8 - Liability

8.1 IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR FOR EXEMPLARY OR PUNITIVE DAMAGES, EVEN IF SOLON OR SUNPOWER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

8.2 EXCEPT FOR REPAYMENT OF THE ADVANCE, NEITHER PARTY’S TOTAL LIABILITY TO THE OTHER FOR ANY KIND OF LOSS, DAMAGE OR LIABILITY ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT, UNDER ANY THEORY OF LIABILITY, SHALL EXCEED IN THE AGGREGATE THE PURCHASE PRICE OF THE PRODUCTS PURCHASED BY SOLON FROM SUNPOWER FOR THE MOST RECENT TWELVE (12) MONTHS PRIOR TO THE EVENT GIVING RISE TO THE LOSS, DAMAGE OR LIABILITY.

9 - Force Majeure

Neither Party shall be liable to the other Party for failure of or delay in performance of any obligation under this Agreement, directly, or indirectly, owing to acts of God, war, war-like condition, embargoes, riots, strike and other events beyond its reasonable control. If such failure or delay occurs, the affected Party (i.e., the party that is unable to perform) shall notify the other Party of the occurrence thereof as soon as possible, and the Parties shall discuss the best way to resolve the event of force majeure. If the conditions of force majeure apply for a period of more than two (2) consecutive calendar months, the non-affected Party shall be entitled to terminate this Agreement by written notice to the other Party.

10 - General Provisions

10.1 This Agreement shall be construed under and governed by the laws of the State of New York.

10.2 Upon notice from one Party to the other of a dispute hereunder, the Parties agree to hold a meeting within thirty (30) days of receipt of such notice with at least one (1) representative from each Party who has decision-making authority for such company. At this meeting, the Parties will attempt to resolve the dispute in good faith. If, after the meeting, the dispute has not been resolved, only then may a Party resort to litigation. Any proceeding to enforce or to resolve disputes relating to this Agreement shall be brought before a state or Federal court of competent jurisdiction in the Borough of Manhattan, State of New York. In any such proceeding, neither Party shall assert that such a court lacks jurisdiction over it or the subject matter of the proceeding. The Parties expressly waive any right to a jury trial and agree that any proceeding hereunder shall be tried by a judge without a jury.

10.3 This Agreement, in whole or in part, shall not be assigned to a third party without prior written consent of the other Party; provided however that either Party may assign this Agreement to any of its wholly-owned affiliates as long as such Party unconditionally guarantees the performance of such wholly-owned affiliate. If this Agreement is assigned effectively to the third party, this Agreement shall bind upon successors and assigns of the parties hereto.

SunPower SOLON Supply Agreement	April 14th 2005	page 6 of 9

CONFIDENTIAL

10.4 Except as provided elsewhere in this Agreement, a notice is effective only if the Party giving or making the notice has complied with this Section 10.4 and if the addressee has received the notice. A notice is deemed to have been received as follows:

(i)	If a notice is delivered in person, or sent by registered or certified mail, or nationally or internationally recognized overnight courier, upon receipt as indicated by the date on the signed receipt;

(ii)	If a notice is sent by facsimile, upon receipt by the Party giving the notice of an acknowledgment or transmission report generated by the machine from which the facsimile was sent indicating that the facsimile was sent in its entirety to the addressee’s facsimile number; or

(iii)	If a notice is sent by e-mail, upon receipt by the Party giving the notice of an acknowledgement or transmission report indicating that the e-mail was sent in its entirety to the addressee’s e-mail address.

Each Party giving a notice shall address the notice to the appropriate person at the receiving Party at the address listed below or to a changed address as the Party shall have specified by prior written notice:

Solon:

Solon AG für Solartechnik

Ederstr. 16

D – 12059 Berlin, Germany

Facsimile: +49 / 30 / 818 79 - 110

Attention: Mr. Thomas Krupke, CFO

E-mail: t.krupke@solonag.com

SunPower:

SunPower Corporation

430 Indio Way

Sunnyvale, CA 94085

Facsimile: (408) 739-7713

Attention: Peter Aschenbrenner,

E-mail: peter.aschenbrenner@sunpowercorp.com

With a copy to:

Cypress Semiconductor Corporation

3901 North First Street

San Jose, California 95134-1599

Facsimile: (408) 943-6869

Attention: Laura Norris, Director, Legal Department

E-mail: xle@cypress.com

10.5 The waiver by either Party of the remedy for the other Party’s breach of or its right under this Agreement will not constitute a waiver of the remedy for any other similar or subsequent breach or right.

10.6 If any provision of this Agreement is or becomes, at any time or for any reason, unenforceable or invalid, no other provision of this Agreement shall be affected thereby, and the remaining provisions of this Agreement shall continue with the same force and effect as if such unenforceable or invalid provisions had not been inserted in this Agreement.

10.7 No changes, modifications or alterations to this Agreement shall be valid unless reduced to writing and duly signed by respective authorized representatives of the Parties.

SunPower SOLON Supply Agreement	April 14th 2005	page 7 of 9

CONFIDENTIAL

10.8 No employment, agency, trust, partnership or joint venture is created by, or shall be founded upon, this Agreement. Each Party further acknowledges that neither it nor any Party acting on its behalf shall have any right, power or authority, implied or express, to obligate the other Party in any way.

10.9 Neither Party shall make any announcement or press release regarding this Agreement or any terms thereof without the other Party’s prior written consent.

10.10 SunPower shall disclose to Solon, upon Solon’s request, any publicly disclosed information regarding Cypress’ or SunPower’s financial condition; provided however, that SunPower shall be deemed to have disclosed to Solon any information that has been filed electronically with the United States Securities and Exchange Commission.

10.11 This Agreement constitutes the entire agreement between the Parties and supersedes all prior proposal(s) and discussions, relative to the subject matter of this Agreement and neither of the Parties shall be bound by any conditions, definitions, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein. No oral explanation or oral information by either party hereto shall alter the meaning or interpretation of this Agreement.

10.12 The headings are inserted for convenience of reference and shall not affect the interpretation and or construction of this Agreement.

10.13	Words expressed in the singular include the plural and vice-versa.

10.14 The parties recognize that there are certain system configuration requirements for reliable long-term operation of A-300 solar cells. To this end, attached hereto as Appendix 3 (Technical Issues) is a compilation of both parties current understanding of the technical issues.

SunPower SOLON Supply Agreement	April 14th 2005	page 8 of 9

CONFIDENTIAL

11 - Secured Amount

11.1 SunPower acknowledges that Solon is providing the Advances for the sole purpose of providing SunPower money to fund the Facilities and to purchase the Equipment to be owned by SunPower technology Limited. SunPower represents that it will only use the funds from the Advances for the purpose of funding the Facilities and purchasing the Equipment to create the Reserved Capacity described in Section 3.1.

11.2 In order to secure Solon’s investment in the Equipment through the Advances made to SunPower under this Agreement, SunPower and Solon agree that the Advances shall be secured by the Equipment. In that regard, SunPower and Solon agree that the amount being secured will be an amount equal to the total amount provided to SunPower from the Advances less the total amount of Rebate remitted by SunPower to Solon (the “Secured Amount”). The Equipment shall serve as collateral to secure repayment of the Secured Amount in the event of a default in payment by SunPower under this Agreement. The Parties shall enter in a mutually acceptable mortgage agreement by May 30th 2005.

For Solon AG für Solartechnik:		For SunPower Corporation:

Name:	Thomas Krupke	Name:	Thomas H. Werner

Title:	CFO	Title:	Chief Executive Officer

Date:	10.11.05	Date:	11/10/05

Signature:	/s/ Thomas Krupke	Signature:	/s/ Thomas H. Werner

Name:	Alexander Voigt	For SunPower Technology Limited:

Title:	CEO	Name:	Thomas H. Werner

Date:	10.11.05	Title:	Chief Executive Officer

Signature:	/s/ Alexander Voigt	Date:	11/10/05

		Signature:	/s/ Thomas H. Werner

SunPower SOLON Supply Agreement	April 14th 2005	page 9 of 9

APPENDIX 1

Equipment

•	*** (2)

o	Asset #’s – M10200000011, M10700000004

•	*** (3)

o	Asset #’s – M10500000012, M11200000004, M11700000004

•	*** (3)

o	Asset #’s – M10900000005, M10900000006, M11300000004

•	Furnaces (7)

o	Asset #’s – M10300000005, M10600000006, M10800000008, M10800000009, M10800000010, M11400000004, M11400000005

•	*** (4)

o	Asset #’s – M10400000008, M11000000005, M11100000011, M11500000004, M11500000005

•	Saws (2)

o	Asset #’s – M23000000007, M23000000008

•	***

o	Asset #’s – M11600000004

•	Cell Tester

o	Asset #’s – M11800000006

•	Line Automation/Metrology

o	Asset #’s – M19900000051 to M19900000056

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APPENDIX 2

Advances

1st payment	*** 14th 200***	€	***.-

2nd payment	*** 2nd 200***	€	***._

3rd payment	*** 15th 200***	€	***._

4th payment	*** 15th 200***	€	***._

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APPENDIX 3

Technical Issues

Annex	3a: Common understanding of the “***” issue

Annex	3b: Specification of the current product “A-300”

Annex	3c: Agreement about product design change

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Annex 3a: Common understanding of the “***” issue

Here is the today’s understanding in detail:

i.	Solon was able to find the same *** in ***. However, the effect was small and slower that reported by Sunpower. Solon was also able to *** the effect by ***

ii.	However, it does not seem that there is any *** above which the ***, but it is more likely that the product “***” is important (and also ***, especially ***). The *** could also be found already starting after a few days at ***

iii.	All results from *** confirm the *** the the *** is due to a *** where *** is involved

Still to do:

-	As soon as *** in ***, the *** of *** at the *** will be recorder, and will be recorded again after ***. By this test we will try to *** the *** in the ***.

-	Solon will start a *** with *** (which is the *** level of ***)

-	Sunpower will periodically report on the results of their own *** in ***.

It seems that the *** of the *** is ***, and there is a *** which generally seems to *** any *** in *** (introducing a *** in the *** range between ***).

On this basis Solon engineers will develop *** for the *** which is supposed to be used at the *** in 200***. Sunpower technicians will review this solution, and they will confirm that due to their understanding the solution is *** to *** any ***.

In the case that in *** any *** is observed, chapter *** of the contract is dealing with the ***.

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Annex 3b: Specification of the current product “A-300”

-	datasheet

-	drawings and description

-	definition of power classes

-	Visual and electrical binning criteria

[GRAPHICS OMITTED]

[SunPower Logo]

THE CELL PERFORMANCE LEADER

A-300

Single-Crystal Silicon Solar Cell

Construction:                        All-back contact

Dimensions:                          125 mm x 125 mm - nominal

Thickness:                             250 µm ± 30 µm

Typical Electrical Performance

Open Circuit Voltage            0.665 V

Short Circuit Current:           5.75 A

Maximum Power Voltage:    0.560 V

Maximum Power Current:    5.35 A

Rated Power                          3.0 W

Efficiency:                              20.0% minimum

Temperature Coefficients

Voltage:                                  -1.9 mV / °C

Power:                                     -0.38% / °C

Attributes

•      High efficiency reduces module assembly and system installation costs

•      Uniform front appearance—no contact grid

•      Minimal bypass diode requirements

•      Back contact design simplifies circuit assembly

•      Lower temperature coefficient improves energy delivery

Packaging

•      Cells are packed in boxes of 250 each grouped in shrink-wrapped stacks of 50 with interleaving.

•      Ten boxes are packed in a water-resistant “Master Carton” containing 2,500 cells suitable for air transportation

•      Master Cartons are permanently labeled with cell tracking information and date of manufacture

©2003 SunPower Corporation. All rights reserved. Document Number 70-0006 Rev 01. Specifications may change without notice.

SunPower Corporation . 430 Indio Way . Sunnyvale, CA 94085 . Phone: (408) 991-0900 . Fax: (408) 739-7713 . Email:sales@sunpowercorp.com

www.sunpowercorp.com

[Graphic Omitted]

SunPower A-300 solar cell binning (typical data)

date: 01/05/05

Bin	Jsc (mA/cm2	Voc (V)	Impp (A)	Jmpp (mA/cm2)	Vmpp (V)	Pmpp (W)	FF	Eff (%)

E	***	***	***	***	***	***	***	***

F	***	***	***	***	***	***	***	***

G	***	***	***	***	***	***	***	***

H	***	***	***	***	***	***	***	***

I	***	***	***	***	***	***	***	***

J	***	***	***	***	***	***	***	***

K	***	***	***	***	***	***	***	***

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SunPower	A-300 solar cell binning (typical data) (only bin D)
date:	02/18/05

Bin	Jsc (mA/cm2	Voc (V)	Impp (A)	Jmpp (mA/cm2)	Vmpp (V)	Pmpp (W)	FF	Eff (%)

D1	***	***	***	***	***	***	***	***

D2	***	***	***	***	***	***	***	***

D3	***	***	***	***	***	***	***	***

D4	***	***	***	***	***	***	***	***

D5	***	***	***	***	***	***	***	***

D6	***	***	***	***	***	***	***	***

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SUNPOWER CORPORATION	Document #: 40-0006 Rev. 04
Visual and Electrical Binning Criteria for A-300 Cells	Page: 1 of 9

[SUNPOWER LOGO]

SunPower Corporation, 430 Indio Way, Sunnyvale, CA 94085

TITLE: Visual and Electrical Binning Criteria for A-300 Cells

1.	PURPOSE AND SCOPE

1.1.	Purpose: This document describes the mechanical, cosmetic and electrical criteria for the purpose of sorting and classifying A-300 cells before shipment.

1.2.	Scope: This document:

1.2.1.	objectively defines the internal requirements for mechanical, cosmetic and electrical binning and inspection of A-300 cells.

1.2.2.	applies to all A-300 cells manufactured by SunPower regardless of the manufacturing location.

1.2.3.	includes definitions necessary to specify the defects that are acceptable and rejectable.

1.2.4.	does not pertain to ink pattern defects, experimental cells or dummy cells.

2.	RESPONSIBILITIES

2.1.	R&D / Engineering is responsible for defining the criteria for visual and electrical binning in accordance with the EROS for A300 cells.

2.2.	Each manufacturing site must write their own visual inspection and electrical testing work instructions ensuring that the criteria in this document are followed.

3.	REFERENCED DOCUMENTS

3.1.	02-4001 Document Control and Records

3.2.	75-0003 A-300 External Requirements Objective Specification

3.3.	42-0025 Outgoing Visual Inspection procedure for SPML

4.	MATERIALS AND EQUIPMENT

4.1.	For Visual Inspection:

4.1.1.	Bright tungsten halogen lighting (approx. 10,000 Lux)

4.1.2.	Fluorescent room lighting (approx. 500 Lux)

4.1.3.	Black background for inspection table(s)

SunPower Proprietary Information	Electronically Controlled. Latest revision is in L:\Controlled Documents.
Form # 04-0201 Rev 00

SUNPOWER CORPORATION	Document #: 40-0006 Rev. 04
Visual and Electrical Binning Criteria for A-300 Cells	Page: 2 of 9

4.1.4.	A set of SunPower “Rosetta Cells,” marked with a “Rosetta Cell” label on the back, should be used for comparison and proper distinction between acceptable and unacceptable cells. Rosetta Cells should be arranged in the sort area such that inspectors may lay production cells next to Rosetta Cells for color comparison and defect recognition

4.1.5.	A soft cosmetic brush or compressed air gun should be used to brush or blow off loosely adhered particles on the ARC side of the cells.

4.1.6.	Plastic tweezers

4.1.7.	Razor blade for removing metal ring

4.1.8.	Thickness Gauge set to 1.1 mm.

4.2.	For Electrical Testing:

4.2.1.	A calibrated cell tester should be used for electrical testing.

5.	SAFETY-N/A

6.	OPERATING PROCEDURES AND RESPONSIBILITIES

6.1.	Cell Handling

6.1.1.	Cells should always be handled with plastic tweezers, gloves or finger cots. Operators should make sure that gloves are always clean. Unclean or sweaty gloves leave marks, similar to those left by a bare finger on the front ARC surface.

6.1.2.	Cells should only be picked up with plastic tweezers or clean gloved hands. Conventional tweezers leave marks on the front surface. They can easily scratch the ARC side.

6.1.3.	If using a soft brush to remove particles, the cell should not be brushed too hard as it can leave brush marks. Brushes should be replaced or cleaned frequently.

6.2.	Cosmetic and Mechanical Binning - The following bins should be used for sorting the cells mechanically and cosmetically.

6.2.1.	Black - Cells passing the cosmetic criteria outlined in Section 9.1 for the Black bin should be grouped together. These cells will be used for modules with a black backsheet.

6.2.2.	White - Cells passing the cosmetic criteria outlined in Section 9.1 for the White bin should be grouped together. These cells will be used for modules with a white backsheet.

6.2.3.	Blem - Cells failing cosmetic criteria for Black or White bins should be grouped together. These cells will be used for customers who are insensitive to cosmetics.

6.2.4.	Scrap - Cells with through-edge chips, cracks, excessive bow, and excessive metal ring as defined in Section 6.4 should be scrapped.

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SUNPOWER CORPORATION	Document #: 40-0006 Rev. 04
Visual and Electrical Binning Criteria for A-300 Cells	Page: 3 of 9

6.3.	Electrical Binning- 10 bins should be used for sorting the cells electrically. The bins should include

Bin Name	Current Density at 0.555V (mA/cm2)		Current (A) at 555mV
	Lower (≥)	Upper (<)	Lower (≥)	Upper (<)

Eff Reject	***	***	***	***

Low Eff	***	***	***	***

D	***	***	***	***

E	***	***	***	***

F	***	***	***	***

G	***	***	***	***

H	***	***	***	***

I	***	***	***	***

J	***	***	***	***

K	***	***	***	***

6.3.1.	Accuracy of voltage meas. ± ***mV (variation in temperature, contact resistance)

6.3.2.	Accuracy of current meas. ± ***mA/cm2 (variation in area, simulator intensity and color)

6.3.3.	Use a “log 50” method to optimize data gathering near max. power. Assure that a load voltage of ***mV is repeatedly available.

6.4.	MECHANICAL INSPECTION

6.4.1.	Metal Ring on the edge

6.4.1.1.	If a metal ring around the outside edge of the wafer is visible, it should be peeled off. Loosely adhered metal can come off during module assembly and short the cell. The loose metal ring must be peeled off by holding the cell at the edge with one hand and pulling the metal with the other hand.

6.4.1.2.	The residual portion of the metal should be scraped off (if necessary) with a sharp razor blade. The razor blade can chip the cell so extreme care must be taken while using the blade.

6.4.1.3.	If metal ring extends more than 1 mm onto the sunny side of the cell, this is considered as excessive metal ring and should be scrapped. (Figure 1)

Figure 1. Excessive Metal Ring

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Visual and Electrical Binning Criteria for A-300 Cells	Page: 4 of 9

[Graphic Omitted]

6.4.2.	Chipped and Cracked cells

6.4.2.1.	Cells should be very carefully inspected for any chips on the edges that extend through the entire cell thickness. These through-edge chips weaken the cell and increase the chances of cell breakage during stringing and lamination. Chips are best detected by moving a gloved finger around the full perimeter of the cell.

6.4.2.2.	Cells with through-edge chips should be scrapped.

6.4.2.3.	Cells should also be inspected for cracks very carefully. Under bright halogen lighting and at oblique angles, cracks become visible. Cells with any form of crack should be scrapped.

6.43.	Bowed cells

6.4.3.1.	Bowed cells do not lie flat on a flat surface (see Figure 2).

6.4.3.2.	To measure bow, set thickness gauge to *** mm. Bow is acceptable if gauge doesn’t pass through the gap on both sides. (see Figure 3)

6.4.3.3.	Bow of cells can be sampled instead of ***% measured. Manufacturing may determine the sample size to ensure less than *** % of shipped cells have more than *** mm bow. Measured cells that have more than *** mm of bow should be scrapped.

Figure 2 - Bowed cell

[Graphic Omitted]

Figure 3 -Bow Measurement

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Visual and Electrical Binning Criteria for A-300 Cells	Page: 5 of 9

[Graphic Omitted]

6.5.	DEFINITIONS FOR COSMETIC INSPECTION

6.5.1.	Residual Metal Ring

6.5.1.1.	After the metal ring removal process, there is residual metal adhered to the edge of the cell. There are no loose or hanging pieces of metal.

6.5.2.	Excessive Metal Ring

6.5.2.1.	Metal ring extending over the sunny side surface of the cell.

6.5.3.	Scratches on the ARC Surface

6.5.3.1.	Deep scratches appear bright white under regular room lighting.

6.5.3.2.	Light scratches are not white, and are usually very thin. They are invisible or faint under regular room lighting. They become easily visible under bright halogen lighting.

6.5.4.	Stains

6.5.4.1.	Blurred areas, spots or streaks on the wafer caused by water, or chemicals.

6.5.4.2.	Light stains are invisible or faint under regular room lighting.

6.5.4.3.	Severe stains appear under regular room lighting. They are usually white in color.

6.5.5.	Streaks and Haziness

6.5.5.1.	Light haziness or streaks are invisible or faint under regular room lighting. They are visible under halogen lighting. It may spread across the whole front surface of the cell.

6.5.5.2.	Severe haziness or streaks are visible under regular room lighting. They appear over a large area of the cell.

6.5.6.	Edge Effects

6.5.6.1.	There are various effects seen on cell edges. These are best inspected under regular room lighting.

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Visual and Electrical Binning Criteria for A-300 Cells	Page: 6 of 9

6.5.6.1.1.	Whitish edges

6.5.6.1.2.	Semicircular gray marks at edges

6.5.6.1.3.	Shiny blue spots at edges

6.5.7.	Other Effects

6.5.7.1.	There are various other marks or defects seen on the cells. These are best inspected under regular room lighting.

6.5.7.1.1.	Roller marks along one or two sides of cells. They are roughly 0.5 cm wide and appear dark gray under regular room lighting.

6.5.7.1.2.	Vacuum cup marks are circular and 1.5 cm in diameter. The circles have ‘spokes’ resembling a wheel. They are difficult to see under regular room lighting.

6.5.7.1.3.	Gray, shiny blue or copper colored spots anywhere on the cell. They generally have an area of 1 - 5 mm2.

6.5.8.	Tweezer Marks

6.5.8.1.	Handling cells with conventional tweezers leaves marks on them. In addition, handling cells with special plastic tipped tweezers can leave marks at certain steps of the process. Tweezer marks appear as a concentrated field of flecks usually in one corner or along one edge of the wafer. Typical length is approximately l cm and width can be up to 5 mm.

6.5.8.1.1.	Bright white tweezer marks appear as a composite of bright white flecks in the general shape of a tweezer tip. They are easily visible under regular room lighting.

6.5.8.1.2.	Light tweezer marks are not as dense and don’t appear bright white. They are faintly visible under regular room lighting.

6.5.9.	Flecks

6.5.9.1.	Small flecks of copper or white-colored metal. These flecks shine when light falls on them, even after lamination. Flecks are not the same as debris which should be removed with a soft brush or a compressed air gun.

6.5.10.	Color Variations The thickness and uniformity of ARC (SiN) and oxide (SiO2) coating on the cells leads to color variations. The ideal color is a deep and even dark blue. The simplest way to distinguish acceptable from unacceptable cell color is to place a production cell next to a “Rosetta Cell” against a black backsheet under halogen lighting. The color of the cell can be distinctly classified into 2 categories.

6.5.10.1.	Dark Blue - A distinct and uniform dark navy blue color. When light falls on these cells, the color does not fade out into any other color, but instead appears dense throughout.

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SUNPOWER CORPORATION	Document #: 40-0006 Rev. 04
Visual and Electrical Binning Criteria for A-300 Cells	Page: 7 of 9

6.5.10.2.	Off-Color

6.5.10.2.1.	Light Blue - Light blue, with no detectable grey color. Under a halogen lamp, the cell carries a dark blue color with light blue streaks.

6.5.10.2.2.	Grey - As light falls on the cell, the color fades out into a very thin layer of light blue color, which fades out into white towards the corners of the cell. In the absence of halogen light, the cell gives an appearance of a grey color with white corners and edges.

6.5.10.2.3.	Other - Any other color of cell.

6.5.11.	Surface Chips

6.5.11.1.	Areas (usually near the cell edge) where the ARC coating has chipped off. The underlying gray silicon is visible. Surface edge chips to not go through the full thickness of the cell.

6.6.	COSMETIC INSPECTION CRITERIA

6.6.1.	Every cell must be cosmetically inspected according to the criteria in Section 9.1 Cosmetic Inspection Criteria (except ‘Bow’ which may be sample inspected). Only the front (ARC) surface needs to be inspected, however, manufacturing may choose to implement a brief cosmetic check of the backside to provide feedback to earlier steps.

6.6.2.	Cosmetically acceptable cells are binned as Black or White according to the criteria below. These are used for the majority of customers.

6.6.3.	Cells that fail the criteria for Black or White, but which are not scrap should be placed in bin—Blem.

6.6.4.	Scrap cells should be disposed of or otherwise unmistakably and individually marked as scrap.

6.7.	ELECTRICAL TESTING

6.7.1.	Three cosmetic bins (Black, White, and Blem) should all be sent through electrical test for electrical binning.

6.7.2.	Cells from different cosmetic bins must be sent through electrical test separately to avoid bin mixing.

6.7.3.	Cells need to be electrically tested on a calibrated cell tester after all other processes are done. The tested cells should be placed in their respective bins as defined above in section 6.3.

6.7.4.	Cells will be identified as being in one of *** bins (Black, White, and Blem for cosmetic criteria and *** electrical bins).

7.	RECORDS - N/A

8.	POSTING SHEETS AND FORMS: - N/A

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Visual and Electrical Binning Criteria for A-300 Cells	Page: 8 of 9

9.	APPENDIX / GENERAL INFORMATION / PROCESS MAP:

9.1.         Cosmetic Inspection Criteria

Defect	Method	Black	White	Blem	Scrap

Bow	O (sample)	***	***	***	***

Through-edge Chips	O				X

Residual Metal Ring	R	No metal on edge	Residual metal

Excessive Metal ring	R				X

Scratches	R	Light Scratches	Light Scratches	Deep, bright white scratches

Stains	R	Light Stains	Light Stains and up to *** severe stains less than *** mm in diameter or *** less than *** in diam.	More than *** severe stains less than 5mm in diameter or any greater than ***. in diam.

Streaks	R	Light streaks or haziness	Light streaks or haziness	Severe streaks or haziness

Edge Effects	R	Up to two edge spots (gray or shiny blue) < ***	Light white edges.	Severe white edges, more than two edge spots or any edge spot > ***.

Other Effects,	R	Faint vacuum marks& roller marks / Up to *** gray or colored spots < ***	Faint vacuum marks & roller marks / Up to *** gray or colored spots < ***	Bright white vacuum or roller marks. Gray or colored spots > ***.

Tweezer mark	R	none	Up to *** that is not bright white	bright white

Flecks	H	Up to *** flecks after debris removal	Up to *** flecks after debris removal	More than *** flecks

Dark Blue	H	Dark Blue Uniform Color	Dark Blue Uniform Color

Off-Color	H		Light Blue	Gray or other color

Surface chips	H	Up to *** surface chip *** mm.	Up to *** surface chips, ***, or. one chip up to ***	*** or more chips, or any chip ***

Crack	H				X

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Visual and Electrical Binning Criteria for A-300 Cells	Page: 9 of 9

Note: Rosetta cells identified by defect and classification (Black, White, Blem, or Scrap) must be available at all inspection stations. `Method’ refers to inspection method. R = Room lighting, H = Halogen lighting, O = Other.

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Annex 3c: product design changes

The Sunpower A-300 solar cell is a very unique product which requires specially designed production equipment. Solon already spent a lot of effort and money to develop a prototype of stringer, and in order to be capable to process the amount of cells from 200***, Solon has to invest in more equipment.

In order to protect Solon’s investment, SunPower agrees to inform Solon in advance of any product change concerning product form, fit or function, and agrees not to make such changes without written approval of Solon. Solon agrees not to unreasonably withhold such approval and agrees to respond to requests for product changes within ***.

Sunpower already announced that they want to introduce ***. Solon already agrees to this product design change, up to using *** of ***. The design of the *** must remain in orer to ensure, that the same type of *** can be used. However, Sunpower has to announce the first shipment of the *** at least *** weeks in advance.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION

APPENDIX 4

Limited Power Warranty

1. SunPower warrants that if, within *** (***) *** from date of delivery to Solon: (A) any Product exhibits power degradation of greater than ***% of the Minimum Peak Power as specified in SunPower’s Product datasheet on the date hereof or (B) modules made by Solon using the Product exhibit an average power degradation vs. initial measured power that is greater than the average degradation vs. initial power measured on modules made by Solon using similar module materials and manufacturing processes but utilizing solar cells from other manufacturers *** (whichever is greater of (A) or (B)), then SunPower will at its option: (i) replace such loss in power (above such threshold) by either providing to Solon additional Product to make up such loss in power (above such threshold) or by providing monetary compensation equivalent to the cost of additional Product required to make up such loss in power (above such threshold); (ii) pay Solon an amount equal to the actual wholesale price of such loss in power (above such threshold) or (iii) repair or replace the defective Product; provided however that this limited warranty shall apply only to power degradation that is determined by SunPower (in its reasonable discretion) to be due to defects in design.

2. SunPower warrants that if, within *** (***) *** from date of delivery to Solon: (A) any Product exhibits power degradation of greater than ***% of the Minimum Peak Power as specified in SunPower’s Product datasheet on the date hereof or (B) modules made by Solon using the Product exhibit an average power degradation vs. initial measured power that is greater than the average degradation vs. initial power measured on modules made by Solon using similar module materials and manufacturing processes but utilizing solar cells from other manufacturers *** (whichever is greater of (A) or (B)), then SunPower will at its option: (i) replace such loss in power (above such threshold) by either providing to Solon additional Product to make up such loss in power (above such threshold) or by providing monetary compensation equivalent to the cost of additional Product required to make up such loss in power (above such threshold); (ii) pay Solon an amount equal to the actual wholesale price of such loss in power (above such threshold) or (iii) repair or replace the defective Product; provided however that this limited warranty shall apply only to power degradation that is determined by SunPower (in its reasonable discretion) to be due to defects in design.

3. The limited warranties set forth herein shall be based on the average power output of all Product delivered to Solon prior to the applicable measurement date.

4. Warranty claims must in any event be filed within the applicable Warranty period.

5. The limited warranties set forth herein do not apply to any Product which in SunPower’s reasonable discretion has been subjected to: misuse, abuse, neglect or accident; alteration, improper installation or application; improper module design or module misassembly; non-observance of SunPower’s installation, users and/or maintenance instructions; repair or modifications by someone other than an approved service technician of SunPower; power failure surges, lightning, flood, fire, accidental breakage or other events outside SunPower’s control.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION

6. The limited warranties set forth herein do not cover any transportation costs for return of the Product, or for reshipment of any repaired or replaced Product, or cost associated with installation, removal or reinstallation of the Product.

7. Warranty claims will not apply if the type or serial number of the Product is altered, removed or made illegible.

8. THE LIMITED WARRANTIES SET FORTH HEREIN ARE EXPRESSLY IN LIEU OF AND EXCLUDE ALL OTHER EXPRESS OR IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND OF FITNESS FOR PARTICULAR PURPOSE, USE, OR APPLICATION, AND ALL OTHER OBLIGATIONS OR LIABILITIES ON THE PART OF SUNPOWER.